WELLS FARGO FUNDS TRUST

                    WELLS FARGO ADVANTAGE MONEY MARKET TRUST


    Supplement dated September 6, 2005 to the Prospectus dated August 1, 2005


This supplement contains important information about the fund referenced above (the "Fund").

At its August 17, 2005 regular meeting, the Board of Trustees of Wells Fargo Funds Trust unanimously approved changing the net asset value ("NAV") calculation time and same-day dividend accrual deadline for the Fund. The resulting changes to the Prospectus are described below.

Under the section "Pricing Fund Shares" found on page 25 of the Prospectus, the information in the second full paragraph, as it relates to the Fund, is replaced with the following:

     Effective September 6, 2005, we will determine the NAV of the Money Market Trust at 5:00 p.m. (ET).

Under the section "General Notes for Purchasing Shares" found on page 27 of the Prospectus, the information in the third full paragraph, as it relates to the Fund, is replaced with the following:

IF A PROPER ORDER IS RECEIVED:               DIVIDENDS BEGIN TO ACCRUE:

Money Market Trust
o    By 4:30 p.m. (ET)                       Same Business Day
o    After 4:30 p.m. (ET)                    Next Business Day

Under the section "General Notes for Selling Fund Shares" found on page 28 of the Prospectus, the information in the fourth full paragraph, as it relates to the Fund, is replaced with the following:

WIRE REDEMPTION REQUESTS RECEIVED      PROCEEDS WIRED             DIVIDENDS

Money Market Trust
o   By 4:30 p.m. (ET)                  Same Business Day          Not earned on
                                                                  day of request
o   After 4:30 p.m. (ET)               Next Business Day          Not earned on
                                                                  day of request